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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 1996


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                               1-4219                         C-74-1339132
   (State or other jurisdiction              (Commission File No.)               (I.R.S. Employer
         of incorporation)                                                      Identification No.)


                              1717 ST. JAMES PLACE
                                   SUITE 550
                              HOUSTON, TEXAS 77056
                    (Address of principal executive offices)


                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         W. George Loar, a director of the Company, died on September 8, 1996.

         On September 24, 1996, the Delaware Court of Chancery issued an opinion, in connection with a lawsuit brought by a stockholder, holding that Zapata's proposed acquisition of Houlihan's Restaurant
         Group, Inc. is subject to a supermajority voting requirement in Zapata's certificate of incorporation. The supermajority provision would require approval of 80% of Zapata's outstanding voting stock.


ITEM 7.  EXHIBITS

         (c) EXHIBITS.

             Exhibit 99 -   Zapata Corporation Press Release dated September
             25, 1996.




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                                   SIGNATURES



             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZAPATA CORPORATION



                                  By:  /s/ JOSEPH L. von ROSENBURG III
                                      -----------------------------------
                                       Joseph L. von Rosenberg III
                                       Executive Vice President, General Counsel
                                          and Corporate Secretary



Date:  September 26, 1996





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                                 EXHIBIT INDEX


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
Exhibit                            Description
- -------                            -----------
  99             Zapata Corporation Press Release dated September 25, 1996.





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